AMENDED AND RESTATED EMPLOYEE CONFIDENTIALITY,
INVENTION ASSIGNMENT AND NON-COMPETE AGREEMENT                      EXHIBIT 10.1


                              AMENDED AND RESTATED
                                    EMPLOYEE
                      CONFIDENTIALITY, INVENTION ASSIGNMENT
                            AND NON-COMPETE AGREEMENT


                THIS EMPLOYEE CONFIDENTIALITY, INVENTION ASSIGNMENT AND NON-COMPETE AGREEMENT ("Agreement") is made as of 21 August 2000 , between deCODE genetics, Inc. (the "Company"), and Mark Gurney ("Employee").

        In consideration of the Employee's employment or continued employment by the Company, with the intention that this Agreement shall apply to the entire period of Employee's employment with the Company (including the period prior to the date of this Agreement), the Employee hereby agrees as follows:

1. CONFIDENTIAL INFORMATION DEFINED. "Confidential Information" means trade secrets, proprietary information, and confidential knowledge and information which includes, but is not limited to, matters of a technical nature (such as discoveries, ideas, concepts, designs, drawings, specifications, techniques, models, diagrams, test data, scientific methods and know-how), and matters of a business nature (such as the identity of customers and prospective customers, the nature of work being done for or discussed with customers or prospective customers, suppliers, marketing techniques and materials, marketing and development plans, pricing or pricing policies, financial information, plans for further development, and any other information of a similar nature not available to the public).

2. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION OF THE COMPANY. Employee acknowledges that, during the period of Employee's employment with the Company, Employee has had or will have access to Confidential Information of the Company. Therefore, Employee agrees that both during and after the period of Employee's employment with the Company, Employee shall not, without the prior written approval of the Company, directly or indirectly (a) reveal, report, publish, disclose or transfer any Confidential Information the Company to any person or entity, or (b) use any Confidential Information of the Company for any purpose or for the benefit of any person or entity, except as may be necessary in the performance of Employee's work for the Company.

3. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION OF OTHERS. Employee acknowledges that, during the period of Employee's employment with the Company, Employee may have had or will have access to Confidential Information of third parties who have given the Company the right to use such Confidential Information, subject to a non-disclosure agreement between the Company and such third party. Therefore, Employee agrees that both during and after the period of Employee's employment with the Company, Employee shall not, without the prior written approval of the Company, directly or indirectly (a) reveal, report, publish, disclose or transfer any Confidential Information of such third parties to any person or entity, or (b) use any Confidential Information of such third parties for any purpose or for the benefit of any person or entity, except as may be necessary in the performance of Employee's work for the Company.

4. PROPERTY OF THE COMPANY. Employee acknowledges and agrees that all Confidential Information of the Company and all reports, drawings, blueprints, data, notes, and other documents and records, whether printed, typed, handwritten, videotaped, transmitted or transcribed on data files or on any other type of media, made or compiled by Employee, or made available to Employee, during the period of Employee's employment with the Company (including the period prior to the date of this Agreement) concerning the Company's Confidential Information are and shall remain the Company's property and shall be delivered to the Company within five (5) business days after the termination of such employment with the Company or at any earlier time on request of the Company. Employee shall not retain copies of such Confidential Information, documents and records.

5. PROPRIETARY NOTICES. Employee shall not, and shall not permit any other person to, remove any proprietary or other legends or restrictive notices contained in or included in any Confidential Information.

6.      INVENTIONS.

        (A) EMPLOYEE SHALL PROMPTLY, FROM TIME TO TIME, FULLY INFORM AND DISCLOSE TO THE COMPANY IN WRITING ALL INVENTIONS, COPYRIGHTABLE MATERIAL, DESIGNS, IMPROVEMENTS AND DISCOVERIES OF ANY KIND WHICH EMPLOYEE NOW HAS MADE, CONCEIVED OR DEVELOPED (INCLUDING PRIOR TO THE DATE OF THIS AGREEMENT), OR WHICH EMPLOYEE MAY LATER MAKE, CONCEIVE OR DEVELOP, DURING THE PERIOD OF EMPLOYEE'S EMPLOYMENT WITH THE COMPANY, WHICH PERTAIN TO OR RELATE TO THE COMPANY'S BUSINESS OR ANY OF THE WORK OR BUSINESSES CARRIED ON BY THE COMPANY ("INVENTIONS"). THIS COVENANT APPLIES TO ALL SUCH INVENTIONS, WHETHER OR NOT THEY ARE ELIGIBLE FOR PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET OR OTHER LEGAL PROTECTION; AND WHETHER OR NOT THEY ARE CONCEIVED AND/OR DEVELOPED BY EMPLOYEE ALONE OR WITH OTHERS; AND WHETHER OR NOT THEY ARE CONCEIVED AND/OR DEVELOPED DURING REGULAR WORKING HOURS; AND WHETHER OR NOT THEY ARE CONCEIVED AND/OR DEVELOPED AT THE COMPANY'S FACILITY OR NOT.

        (B) ALL INVENTIONS SHALL BE THE SOLE AND EXCLUSIVE PROPERTY OF THE COMPANY, AND SHALL BE DEEMED PART OF THE CONFIDENTIAL INFORMATION OF THE COMPANY FOR PURPOSES OF THIS AGREEMENT, WHETHER OR NOT FIXED IN A TANGIBLE MEDIUM OF EXPRESSION. EMPLOYEE HEREBY ASSIGNS ALL EMPLOYEE'S RIGHTS IN ALL INVENTIONS AND IN ALL RELATED PATENTS, COPYRIGHTS AND TRADEMARKS, TRADE SECRETS AND OTHER PROPRIETARY RIGHTS THEREIN TO THE COMPANY. WITHOUT LIMITING THE FOREGOING, EMPLOYEE AGREES THAT ANY COPYRIGHTABLE MATERIAL SHALL BE DEEMED TO BE "WORKS MADE FOR HIRE" AND THAT THE COMPANY SHALL BE DEEMED THE AUTHOR OF SUCH WORKS UNDER THE UNITED STATES COPYRIGHT ACT, PROVIDED THAT IN THE EVENT AND TO THE EXTENT SUCH WORKS ARE DETERMINED NOT TO CONSTITUTE "WORKS MADE FOR HIRE", EMPLOYEE HEREBY IRREVOCABLY ASSIGNS AND TRANSFERS TO THE COMPANY ALL RIGHT, TITLE AND INTEREST IN SUCH WORKS.

        (C) EMPLOYEE SHALL ASSIST AND COOPERATE WITH THE COMPANY, BOTH DURING AND AFTER THE PERIOD OF EMPLOYEE'S EMPLOYMENT WITH THE COMPANY, AT THE COMPANY'S SOLE EXPENSE, TO ALLOW THE COMPANY TO OBTAIN, MAINTAIN AND ENFORCE PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET AND OTHER LEGAL PROTECTION FOR THE INVENTIONS. EMPLOYEE SHALL SIGN SUCH DOCUMENTS, AND DO SUCH THINGS NECESSARY, TO OBTAIN SUCH PROTECTION AND TO VEST THE COMPANY WITH FULL AND EXCLUSIVE TITLE IN ALL INVENTIONS AGAINST INFRINGEMENT BY OTHERS. EMPLOYEE HEREBY APPOINTS THE SECRETARY OF THE COMPANY AS EMPLOYEE'S ATTORNEY-IN-FACT TO EXECUTE DOCUMENTS ON EMPLOYEE'S BEHALF FOR THIS PURPOSE.

        (D) EMPLOYEE SHALL NOT BE ENTITLED TO ANY ADDITIONAL COMPENSATION FOR ANY AND ALL INVENTIONS MADE DURING THE PERIOD OF EMPLOYEE'S EMPLOYMENT WITH THE COMPANY.

7. COVENANT NOT TO COMPETE. Employee and the Company agree that the services rendered by the Employee are unique and irreplaceable, and that competitive use and knowledge of any Confidential Information would substantially and irreparably injure the Company's business, prospects and good will. Employee and the Company also agree that the Company's business is global in nature due to the type of products and/or services being provided. Therefore, Employee agrees that during the period of Employee's employment with the Company and for a period of two (2) years thereafter, Employee shall not, directly or indirectly, through any other person, firm, corporation or other entity (whether as an officer, director, employee, partner, consultant, holder of equity or debt investment, lender or in any other manner or capacity):

        (a) develop, sell, market, offer to sell products and/or services anywhere in the world for any corporation or other entity whose principal business is genealogy-based linkage analysisand/or bioinformatics (the foregoing will not prohibit the Employee's ability to work for any academic or government institutions or pharmaceutical companies, nor from work for biotechnology companies whose principal business is not population genomics or bioinformatics) ;

        (b) solicit, induce, encourage or attempt to induce or encourage any employee or consultant of the Company to terminate his or her employment or consulting relationship with the Company, or to breach any other obligation to the Company;

        (c) solicit, interfere with, disrupt, alter or attempt to disrupt or alter the relationship, contractual or otherwise, between the Company and any other person including, without limitation, any consultant, contractor, customer, potential customer, or supplier of the Company; or

        (d) engage in or participate in any business conducted under any name that shall be the same as or similar to the name of the Company or any trade name used by the Company.

        Employee acknowledges that the foregoing geographic, activity and time limitations contained in this Section 7 are reasonable and properly required for the adequate protection of the Company's business. In the event that any such geographic, activity or time limitation is deemed to be unreasonable by a court, Employee shall submit to the reduction of either said activity or time limitation to such activity or period as the court shall deem reasonable. In the event that Employee is in violation of the aforementioned restrictive covenants, then the time limitation thereof shall be extended for a period of time equal to the pendency of such proceedings, including appeals.

8. REPRESENTATIONS. Employee represents that Employee has the right to enter into this Agreement, and that Employee's performance of all the terms of this Agreement and his duties as an employee of the Company will not breach any confidential information agreement, non-competition agreement or other agreement with any former employer of his services, either as an employee, consultant, contractor or independent contractor, or with any other party. Employee represents that Employee will not disclose to the Company any trade secrets or confidential or proprietary information of any third party that are not generally available to the public.

9. DISCLOSURE OF THIS AGREEMENT. Employee hereby authorizes the Company to notify others, including but not limited to customers of the Company and any of Employee's future employers, of the terms of this Agreement and Employee's responsibilities under this Agreement.

10. SPECIFIC PERFORMANCE. Employee acknowledges that money damages alone would not adequately compensate the Company in the event of a breach or threatened breach by Employee of this Agreement, and that, in addition to all other remedies available to the Company at law or in equity, the Company shall be entitled to injunctive relief for the enforcement of its rights and to an accounting of profits made during the period of such breach.

11. NO RIGHTS GRANTED. Employee understands that nothing in this Agreement shall be deemed to constitute, by implication or otherwise, the grant by the Company to the employee of any license or other right under any patent, patent application or other intellectual property right or interest belonging to the Company.

12.     SEVERABILITY.

        (a) Each of the covenants provided in this Agreement are separate and independent covenants. If any provision of this Agreement shall be determined to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and any such invalid or unenforceable provision shall be reformed so as to be valid and enforceable to the fullest extent permitted by law.

        (b) It is not a defense to the enforcement of any provision of this Agreement that the Company has breached or failed to perform any obligation or covenant hereunder or under any other agreement or understanding between Employee and the Company.

13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of law rules.

14. SUPERSEDES OTHER AGREEMENTS. This Agreement contains the entire agreement of the parties with respect to subject matter hereof and supersedes all previous agreements and understandings between the parties with respect to its subject matter.

15. AMENDMENTS. This Agreement may not be changed, modified, released, discharged, abandoned or otherwise terminated in whole or in part except by an instrument in writing, agreed to and signed by the Employee and a duly authorized officer of the Company.

16. ACKNOWLEDGEMENTS. THE EMPLOYEE ACKNOWLEDGES THAT (i) THE EMPLOYEE HAS READ AND FULLY UNDERSTANDS THIS AGREEMENT; (ii) THE EMPLOYEE HAS BEEN GIVEN THE OPPORTUNITY TO ASK QUESTIONS; (iii) THE EMPLOYEE HAS RECEIVED A COPY OF THIS AGREEMENT, THE ORIGINAL OF WHICH WILL BE RETAINED IN THE EMPLOYEE'S PERSONNEL FILE; AND (iv) THE EMPLOYEE'S OBLIGATIONS

UNDER THIS AGREEMENT SURVIVE THE TERMINATION OF THE EMPLOYEE'S EMPLOYMENT WITH THE COMPANY FOR ANY REASON.

                                      * * *

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                           deCODE genetics, Inc.

                                           Signed on: 13 August 2001

                                           By:  /s/ Kari Stefansson

                                           Name:  Kari Stefansson

                                           Title:  President and CEO
                                                 -------------------------------


WITNESS OR ATTEST:                         EMPLOYEE:  Mark Gurney

/s/ Tanya Zharov                           /s/ Mark Gurney
------------------------------------       -------------------------------------
                                           (Signature)

                                           Address:
                                                     ---------------------------
                                           -------------------------------------
                                           -------------------------------------

                                                      15/06/00

Mr. Mark E. Gurney
Re: deCODE genetics INC.

Dear Mark,

Pursuant to our discussions regarding the possibility of you joining deCODE, we are pleased offer you a position in our company. The terms of employment are substantially as follows:

     - Title: Vice President, Target Discovery (we can work on an alternative if you like). The responsibilities are in line with our discussions during your recent visit to Iceland.
     - Full member of the senior management of deCODE which is responsible for charting the strategy for the company as a whole
     - Base salary of $ 150,000 per year with an annual performance bonus which has historically ranged in the 30%-70-% on top of the base salary. This bonus is determined by the compensation commitee of the board.
     - Stock options of 120,000 shares vested according to the deCODE Incentive Stock Option plan - at the rate of 1/4 on the first anniversary of the date of empoyment and 1/48 on the last day of each month thereafter. The strike price used for these options will be $10 per share - as long as you make a commitment to join us prior to the IPO date. The options have a 10 year term.
     - Travel re-imbursement: We are willing to fund 1 trip per month (Business Class) for you to visit your wife or for her to visit you in Iceland.
     - Relocation expense: The Company will pay for your relocation expenses to Iceland and provide a loan of $100,000 forgivable on your continued employment over a four year period.
     -    The Company will provide you with a GSM mobile phone free of charge.
     - Other benefits similar to that of deCODE employees - including health club membership, meals at work, 5 weeks annual vacations etc.
     -    Starting date the week of August 14-18.

Mark, I hope you will see from this that we are very serious about our effort to have you join deCODE. Once we have finalized these terms, I will fax you a signed coopy of this letter which then constitues our formal offer.

Should you find these terms agreeable, please sign a copy of this letter and fax back to me at 011-570-1902. I can be reached on the phone at 011-354-570-1912 or 011-354-897-3661.

Sincerely,

Hannes T. Smarason (sign)

--------------------
Hannes T. Smarason





Signed and Accepted,


Mark E. Gurney (sign)

--------------------
Mark E. Gurney
26 June 00
((Date)

     - In the event your employment is terminated without cause, you will receive 12 months of salary continuation payments and all of your outstanding options will imediately vest and become exercisable for all of the option shares. In addition, the Company will pay for your relocation back to the United States.